UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): September 15, 2009
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Between September 15, 2009 and November 13, 2009, Graphic Packaging Holding Company and its wholly-owned subsidiary Graphic Packaging International, Inc. (referred to collectively herein as the “Company”) entered into an Employment Agreement with each of Cynthia A. Baerman, John C. Best, Daniel J. Blount, Michael P. Doss, Kristopher L. Dover, Stephen A. Hellrung, Alan Nichols, David W. Scheible, Michael R. Schmal and Joseph P. Yost. The new, updated agreements have generally uniform provisions, including non-competition and non-solitation covenants, claims releases and severance provisions like the Company’s prior executive employment agreements, but also contain provisions intended to insure compliance with Internal Revenue Code Section 409A and an additional severance benefit in the event of a change in control of the Company.
     Pursuant to the new agreements, each of the executives will serve in the capacity shown beside such executive’s name in the table set forth below. Each of the agreements has an initial term of one year beginning on the date of execution of the agreement shown in the table below, and then at the initial term end automatically extends upon the same terms and conditions for an additional period of one year until terminated by the Company or the executive.
     Each of the agreements provides for the minimum base salary for each executive set forth beside such executive’s name in the table below, and for each executive’s participation in the Company’s incentive compensation programs for senior executives at a level commensurate with his or her position and duties with the Company and based on such performance targets as may be established from time to time by the Company’s Board of Directors or a committee thereof. Each executive has an initial annual target bonus opportunity equal to the percentage of base salary set forth in the table below.
     Each of the agreements specifies that during the executive’s employment, the Company shall provide certain employee benefits, including life, medical, dental, accidental death and dismemberment, business travel accident, prescription drug and disability insurance in accordance with the programs of the Company then available to its senior executives. The executives shall also be entitled to participate in all of the Company’s profit sharing, pension, retirement, deferred compensation and savings plans applicable to senior executives, as such plans may be amended and in effect from time to time.
     In the event that the executive’s employment is terminated due to a disability that prevents the performance by the executive of his or her duties for a period of six months or longer, the Company shall pay the executive’s full base salary through the date of termination. In the case of termination due to death, the Company will pay the executive’s full base salary for the payroll period in which death occurs, plus an additional one month’s salary. In addition to base salary payments, an executive terminated due to disability or death will receive a pro-rated bonus for the portion of the calendar year in which the executive’s termination of employment occurs, assuming target performance by the Company under applicable performance metrics.

     In the event that the Company terminates an executive’s employment without cause, or an executive terminates his or her employment for good reason, the agreements provide for severance of:
•	base salary and welfare benefits for a period ending on the first anniversary of the date of termination (on the second anniversary with respect to Mr. Scheible);

•	a pro-rata incentive bonus for the year in which termination occurs, assuming that all performance metrics had been achieved as of the date of termination (multiplied by two with respect to Mr. Scheible); and

•	outplacement and career counseling services with a value not in excess of $25,000.
     If the Company terminates an executive’s employment without cause, or an executive terminates his or her employment for good reason within one year of a change in control, the executive will also receive:
•	an additional 1/2 year’s base salary (one year with respect to Mr. Scheible); and

•	an incentive bonus for the year in which termination occurs equal to such executive’s incentive bonus opportunity at target level and assuming that all performance metrics had been achieved multiplied by 1.5 (multiplied by two with respect to Mr. Scheible).
     Each of the agreements provides that the executive may not work for specific competitors of the Company for a period of one year after his or her employment terminates. Each of the executives is also prohibited from (i) employing or soliciting employees of the Company for employment, (ii) interfering with the Company’s relationship with its employees or (iii) soliciting or attempting to establish any competitive business relationship with a customer, client or distributor of the Company for a period of one year after termination of employment.
          Specific terms for each of the executives are set forth below:

				Annual
				Target
	Date of		Annual	Bonus
Name	Agreement	Position	Base Salary*	%
Cynthia A. Baerman	10/13/2009	Senior Vice President , Human Resources	$320,000	60%
John C. Best	10/13/2009	Vice President, Business Development	$265,000	55%

				Annual
				Target
	Date of		Annual	Bonus
Name	Agreement	Position	Base Salary*	%
Daniel J. Blount	11/5/2009	Senior Vice President and Chief Financial Officer	$490,000	70%
Michael P. Doss	10/6/2009	Senior Vice President, Consumer Packaging	$460,000	70%
Kristopher L. Dover	9/25/2009	Senior Vice President, Flexible	$309,500	70%
Stephen A. Hellrung	9/15/2009	Senior Vice President, General Counsel and Secretary	$409,000	60%
Alan Nichols	10/26/2009	Senior Vice President, Mills	$293,000	70%
David W. Scheible	11/13/2009	President and Chief Executive Officer	$900,000	100%
Michael R. Schmal	11/9/2009	Senior Vice President, Beverage Packaging	$420,000	70%
Joseph P. Yost	10/19/2009	Senior Vice President, Supply Chain	$280,000	60%

*	Each executive’s annual base salary increased by $20,000 on January 1, 2010 to the amount set forth above, reflecting an increase in salary to replace the perquisite allowance previously provided to executives of the Company.
     The foregoing description of the Employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Employment agreements, which are attached as Exhibits 10.1 - 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information set forth in Item 1.01 above is incorporated by reference into this Item 5.02.
Item 9.01 Financial Statements and Exhibits

10.1	Employment Agreement dated as of October 13, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Cynthia A. Baerman.

10.2	Employment Agreement dated as of October 13, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and John C. Best.

10.3	Employment Agreement dated as of November 5, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Daniel J. Blount.

10.4	Employment Agreement dated as of October 6, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Michael P. Doss.

10.5	Employment Agreement dated as of September 25, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Kristopher L. Dover.

10.6	Employment Agreement dated as of September 15, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Stephen A. Hellrung.

10.7	Employment Agreement dated as of October 26, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Alan Nichols.

10.8	Employment Agreement dated as of November 13, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and David W. Scheible.

10.9	Employment Agreement dated as of November 9, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Michael R. Schmal.

10.10	Employment Agreement dated as of October 19, 2009 by and among Graphic Packaging International, Inc., Graphic Packaging Holding Company and Joseph P. Yost.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY (Registrant)
Date: January 22, 2010	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary